EXHIBIT 4


                         NON-EXCLUSIVE LICENSE AGREEMENT

         THIS AGREEMENT is entered into as of the 28th day of December, 1999 (the "Effective Date"), by and between PROGRESSIVE GAMES, INC., a Delaware corporation ("LICENSOR") and SHUFFLE MASTER, INC., a Minnesota corporation ("LICENSEE").

                              W I T N E S S E T H:

         WHEREAS, LICENSEE desires a license under certain patents owned or held by LICENSOR to develop, market, lease, license and/or operate certain live casino table card games; and

         WHEREAS, LICENSOR desires to grant such license on the terms and conditions set forth herein.

         NOW, THEREFORE, IN CONSIDERATION of the mutual covenants and conditions set forth below and other good and valuable consideration, the receipt and sufficiency of which all parties acknowledge, it is agreed as follows:

1        DEFINITIONS.

         For the purposes of this Agreement, the terms set forth below shall be defined as follows:

         1.1 "Affiliate" shall mean a parent, subsidiary or other entity owned or controlled by LICENSOR or LICENSEE as the case may be.

         1.2

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         1.3

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         1.4

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         1.5

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         1.6

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         1.7 "Charges" shall have the meaning ascribed in Section 4.3 below.


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         1.8 "Effective Date" shall have the meaning ascribed in the first paragraph of this Agreement.

         1.9 "Game" shall mean a live casino table card game.


         1.10

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         1.11

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         1.12

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         1.13

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         1.14 "Manufacturing Costs" shall mean direct labor and direct material costs.

         1.15 "Non-Electronic Game" shall have the meaning ascribed in Section
4.5 below.

         1.16 "Notice of Dispute" shall have the meaning ascribed in Section 13.2.1.

         1.17 "Notice to Arbitrate" shall have the meaning ascribed in Section 13.2.2.

         1.18 "Offer" shall mean promote, market, lease, sell or otherwise make available for use.

         1.19 "Other Intellectual Property" shall mean all intellectual property of LICENSOR of every nature and kind except the Patents.

         1.20

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         1.21 "Person" shall mean an individual, corporation, partnership or other entity.

         1.22 "Product Line" shall have the meaning ascribed in Section 10 below.

         1.23

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         1.24 "Quarterly Period" shall mean the 3-month periods ending March 31,
June 30, September 30 and December 31.

         1.25 "Royalty" shall have the meaning ascribed in Section 4 below.

         1.26 "Royalty Report" shall have the meaning ascribed in Section 5.2 below.

         1.27


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         1.28

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         1.29

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         1.30 "United States" shall include all states, territories and possessions thereof and the District of Columbia.

         1.31

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2        LICENSE GRANT.

         Subject to the terms, conditions and limitations herein, LICENSOR hereby grants LICENSEE a non-exclusive license under the Patents to make, have made, install, service, license, offer to lease and lease Licensed Products in the Territory.

3        LIMITATIONS.

         3.1

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         3.2


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         3.3


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         3.4

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         3.5




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         3.6

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         3.7 The license granted in this Agreement creates no license, express or implied, to any Other Intellectual Property.

4

         4.1

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                  4.1.1

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                  4.1.2

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                           4.1.2.1

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                           4.1.2.2

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                  4.1.3

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                  4.1.4

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                           4.1.4.1

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                           4.1.4.2

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                  4.1.5

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                  4.1.6

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                  4.1.7


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                  4.1.8

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         4.2



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         4.3



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         4.4


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         4.5



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         4.6

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         4.7




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5        PAYMENT AND ACCOUNTING RECORDS.

         5.1 All Royalties shall be paid in full within 30 days of each Quarterly Period. Royalties may be calculated using weighted averages adjusted annually.

         5.2 Within 30 days after each Quarterly Period in respect of which Royalties are due under Section 4, LICENSEE shall prepare and send to LICENSOR a report setting forth a computation of the Royalty due hereunder and the Gross Revenue earned through the Licensed Products by LICENSEE and its Affiliates during such Quarterly Period in each gaming jurisdiction within the Territory (the "Royalty Report").

         5.3 LICENSEE shall keep accurate records in respect to all revenues generated from Licensed Products by LICENSEE and its Affiliates and shall maintain such records for at least 4 years from the date of the Royalty Report. LICENSOR shall have the right, at its sole cost and expense, not more than once each year, to have LICENSEE's records reviewed, in respect to revenues earned from the Licensed Products in the Territory at times which are reasonably convenient to LICENSEE, using a retained independent certified public accounting firm. Any Royalty Reports rendered by LICENSEE to LICENSOR prior to the date of such review as to which LICENSOR raises no reasonable written objection within ninety (90) days after the commencement of such review shall be deemed conclusive and binding, provided LICENSEE has not unreasonably impeded such review. If LICENSOR shall dispute the accuracy of any Royalty Report, the dispute shall be resolved by a panel of three independent certified public accountants, one selected by LICENSEE at its sole cost and expense, one selected by LICENSOR at its sole cost and expense, and the third selected by the previously selected accountants, the cost and expense of the third panel member shall be borne equally by LICENSEE and LICENSOR; provided, however that if the panel of accountants shall determine that the Royalties due hereunder in respect of Gross Revenue during any Quarterly Period were in excess of 5% of the amount of Royalties reported by LICENSEE for such Quarterly Period, LICENSEE shall bear the cost and expense of such panel. The determination of said panel by majority vote shall be conclusive and binding on the parties hereto.

         5.4 At the termination of this Agreement, LICENSEE shall render a final Royalty Report to LICENSOR within thirty (30) days after the end of the Quarterly Period in which such termination occurs.

6        WARRANTY; ENFORCEMENT; INDEMNIFICATION.

         6.1      LICENSOR warrants as follows:

                  6.1.1 LICENSOR is a corporation duly organized and existing under the laws of Delaware and is the lawful owner of the Patents, which are valid and enforceable.

                  6.1.2 LICENSOR has the corporate power and authority to execute, deliver and perform this Agreement. Such execution, delivery and performance have been duly authorized


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by all necessary action on the part of LICENSOR, do not and will not require the approval of the shareholders of LICENSOR and do not and will not contravene the Certificate of Incorporation or By-Laws of LICENSOR.

                  6.1.3 The execution, delivery and performance of this Agreement by LICENSOR will not result in any violation by LICENSOR of any law, rule or regulation applicable to LICENSOR. LICENSOR is not a party to, or subject to or bound by, any agreement, judgment, injunction or decree of any court or governmental authority which may restrict or interfere with the performance of this Agreement. This Agreement is a valid and binding obligation of LICENSOR enforceable in accordance with its terms.

                  6.1.4 LICENSOR has no knowledge of any present condition or contingency which LICENSOR can reasonably expect may adversely affect its ability to perform its obligations under this Agreement.

         6.2



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         6.3

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7        TERM AND TERMINATION.

         7.1

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         7.2

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                  7.2.1

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                  7.2.2

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                  7.2.3
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         7.3


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         7.4

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         7.5 All remedies provided in this Agreement are cumulative and not exclusive and may be exercised in conjunction with any other remedies a party may have in law or equity.

8


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9        INDEMNITY BY LICENSEE.

         9.1 Subject to the provisions of Sections 6.2 and 6.3, LICENSEE shall indemnify, defend, and hold harmless LICENSOR, its officers, directors, employees and agents, from and against any and all claims, suits, losses damages, costs, fees, and expenses (including attorneys' fees) resulting from or arising out of the use of the Patents by LICENSEE, its customers, agents, or employees, or the negligence or misconduct of LICENSEE in performance of its obligations under this Agreement.

         9.2 LICENSEE's obligations, set forth in this Section, shall survive the termination of this Agreement.

10

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         10.1

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         10.2

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11       RELATIONSHIP OF PARTIES.

         The relationship between LICENSOR and LICENSEE is that of independent contractors. Neither party, nor its agents and employees, shall under any circumstances be deemed an agent or representative of the other and neither shall have authority to act for and/or bind the other in any way, or represent that it is in any way responsible for acts of the other. This Agreement does not establish a joint venture, agency or partnership between the parties.

12       CONFIDENTIALITY.

         12.1 The terms of this Agreement and all negotiations concerning this Agreement are confidential and shall not be disclosed to any other person or entity not a party to this Agreement unless required by law or regulatory authority.

         12.2



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13       GENERAL PROVISIONS.

         13.1 Notice. Any notice, request, demand, or other communication that is required or permitted under this Agreement shall be deemed properly given if it is deposited in the U.S. mail, certified, return receipt requested, postage prepaid, properly addressed as follows:


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                  13.1.1   If to LICENSOR:

                           Progressive Games, Inc.
                           1045 Palms Airport Drive
                           Las Vegas, Nevada 89119
                           Attention:  President

                           With a copy to:

                           Progressive Games, Inc.
                           1045 Palms Airport Drive
                           Las Vegas, Nevada 89119
                           Attention:  General Counsel

                  13.1.2   If to LICENSEE:

                           Shuffle Master, Inc.
                           1106 Palms Airport Drive
                           Las Vegas, Nevada 89119
                           Attention:  President

                           With a copy to:

                           Shuffle Master, Inc.
                           1106 Palms Airport Drive
                           Las Vegas, Nevada 89119
                           Attention:  General Counsel

         13.2 Dispute Resolution. Except for disputes involving Royalty payments resolved under Section 5.3 of this Agreement, any disputes that may arise under or concerning this Agreement, including but not limited to any dispute concerning the enforceability or interpretation of any provision herein, shall be resolved as follows:

                  13.2.1 If a dispute arises under this Agreement, any party may give written notice to the other that it desires to meet in person to attempt to resolve the dispute ("Notice of Dispute"). Within thirty (30) days after service of a Notice of Dispute, appropriate representatives of the parties shall meet in person and attempt in good faith to resolve the dispute.

                  13.2.2 If the parties fail to reach a resolution of a dispute within thirty (30) days after service of the Notice of Dispute, either party may request arbitration. Such request shall be in writing, served on the other party in accordance with the provisions of Section 13.1 and shall

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designate an arbitrator ("Notice to Arbitrate").

                  13.2.3 The Notice to Arbitrate must set forth verbatim all of the provisions of this Section 13.2 or it shall not be deemed effective.

                  13.2.4 Within ten (10) days after receipt of the Notice to Arbitrate, the receiving party shall designate a second arbitrator. If a second arbitrator is not timely designated, the dispute shall be submitted to the first arbitrator for resolution. Within 10 days after the appointment of the second arbitrator, the two arbitrators shall select a third arbitrator. If the two arbitrators cannot agree on a third arbitrator, either party may commence proceedings before the American Arbitration Association to appoint the third arbitrator. Upon the appointment of the third arbitrator, the arbitration panel shall be deemed duly constituted.

                  13.2.5 Once a panel of arbitrators is constituted, the panel shall be required to render a final decision resolving the dispute within 60 days.

                  13.2.6 The arbitration panel shall be required to award the prevailing party its costs and attorneys fees.

         13.3 Governing Law. This Agreement shall be governed by the and construed in accordance with the substantive law of the state of Nevada, without giving effect to any conflicts or choice of laws principles that otherwise might be applicable.

         13.4 Forum Designation. Any action brought by either party against the other party for claims arising out of this Agreement shall be brought in a court of competent jurisdiction in the State of Nevada.

         13.5 Divisibility. If any provision of this Agreement is found to be prohibited by law and invalid, or for any other reason if any provision is held to be unenforceable, in whole or in part, such provision shall be ineffective to the extent of the prohibition or unenforceability without invalidating or having any other adverse effect upon any other provision of this Agreement.

         13.6 Entire Agreement. This Agreement, including the documents and the instruments referred to herein and attached hereto, constitutes the entire agreement between the parties relating to its subject matter and supersedes all prior or contemporaneous negotiations or agreements, whether oral or written, relating to the subject matter hereof. No extension, modification or amendment of this Agreement shall be binding upon a party unless such extension, modification or amendment is set forth in a written instrument, which is executed and delivered on behalf of such party.
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         IN WITNESS WHEREOF, the parties hereto have duly executed this
Agreement, including the Exhibits attached hereto and incorporated herein by reference, as of the date first written above.

SHUFFLE MASTER, INC.                         PROGRESSIVE GAMES, INC.


By:      /s/ Mark L. Yoseloff                By:      /s/ Charles H. McCrea, Jr.
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Its:     Exec. V. Pres.                      Its:     Ex. V.P. & Secretary
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[NON-EXCLUSIVE LICENSE AGREEMENT (EX. 4)]                                  13